                       SECURITIES AND EXCHANGE COMMISSION
                              450 Fifth Street, NW
                              Washington, DC 20549

                   ------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          For the Month of April, 2001

                          PNC MORTGAGE SECURITIES CORP.
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES: 2001-1
             (Exact name of the registrant as specified in charter)

                 Delaware              333-72879-18         36-4424616
               (State or other         (Commission          (IRS Employer
               jurisdiction of         File Number)         Identification
               Incorporation)                               Number)



                             75 NORTH FAIRWAY DRIVE
                             VERNON HILLS, IL 60061

                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (847) 549-6500

ITEM 5.

     See Exhibit A, the Distribution Report for the Month of April, 2001, attached hereto.

ITEM 7.

    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS:


     EXHIBITS:

     A.   PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates,
          SERIES:  2001-1    , Monthly Distribution Report for April 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    May 8, 2001

                                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                              (Registrant)

                                              By:   /s/ (RICHIE MOORE)
                                                    ------------------
                                                    RICHIE MOORE
                                                    SECOND VICE PRESIDENT